Exhibit (a)(1)(B)
THE SOUTH FINANCIAL GROUP, INC.
LETTER OF TRANSMITTAL
Offer To Exchange
Shares of Common Stock
For Any and All
Outstanding Shares of
10% Mandatory Convertible Non-Cumulative Preferred Stock, Series 2008ND-V
(CUSIP No. 837841204)
10% Mandatory Convertible Non-Cumulative Preferred Stock, Series 2008ND-NV
(CUSIP No. 837841303)
10% Mandatory Convertible Non-Cumulative Preferred Stock, Series 2008D-V
(CUSIP No. 837841402)
10% Mandatory Convertible Non-Cumulative Preferred Stock, Series 2008D-NV
(CUSIP No. 837841501)
Pursuant to the Offer to Exchange dated August 20, 2009

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 18, 2009, UNLESS THE OFFER IS EXTENDED BY US (SUCH DATE AND TIME, AS THE OFFER MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY NOT BE WITHDRAWN AFTER THE SHARES OF PREFERRED STOCK HAVE BEEN ACCEPTED FOR EXCHANGE.
The Exchange Agent for the Exchange Offer is:
Registrar & Transfer Company

By Mail:	By Overnight Courier:
Registrar and Transfer Company	Registrar and Transfer Company
ATTN: Reorg/Exchange Department	ATTN: Reorg/Exchange Department
PO Box 645	10 Commerce Drive
Cranford, NJ 07016	Cranford, NJ 07016
PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS
     IF YOU WISH TO EXCHANGE CURRENTLY OUTSTANDING SHARES OF:
10% MANDATORY CONVERTIBLE NON-CUMULATIVE PREFERRED STOCK, SERIES 2008ND-V,
10% MANDATORY CONVERTIBLE NON-CUMULATIVE PREFERRED STOCK, SERIES 2008ND-NV,
10% MANDATORY CONVERTIBLE NON-CUMULATIVE PREFERRED STOCK, SERIES 2008D-V OR
10% MANDATORY CONVERTIBLE NON-CUMULATIVE PREFERRED STOCK, SERIES 2008D-NV FOR SHARES OF THE
COMPANY’S COMMON STOCK PURSUANT TO THE EXCHANGE OFFER, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) SHARES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE BY CAUSING AN AGENT’S MESSAGE TO BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO SUCH TIME.
     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
     This letter of transmittal is to be used (i) if certificates representing Preferred Stock are to be forwarded herewith or (ii) if delivery of Preferred Stock is to be made by book-entry transfer to an account maintained by the Exchange Agent at DTC (as defined in the Offer to Exchange) pursuant to the procedures set forth in “The Exchange Offer—Procedures for Tendering Shares of Preferred Stock” in the Offer to Exchange. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     TENDERING HOLDERS MUST COMPLETE THE APPROPRIATE BOX(ES) BELOW WITH RESPECT TO THE SHARES OF PREFERRED STOCK TO WHICH THIS LETTER OF TRANSMITTAL RELATES.
Description of Series 2008ND-V Preferred Stock Tendered

Name and Address of Registered
Holder or Name of DTC
Participant (fill in, if blank)	Certificate or Registration Number(s)[1]	Amount of Preferred Stock Tendered[2]
$
     The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the offer. Holders who wish to tender their Preferred Stock must complete this letter of transmittal in its entirety.
☐	CHECK HERE IF SHARES OF TENDERED PREFERRED STOCK ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF SHARES OF TENDERED PREFERRED STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

Description of Series 2008ND-NV Preferred Stock Tendered

Name and Address of Registered
Holder or Name of DTC
Participant (fill in, if blank)	Certificate or Registration Number(s)[1]	Amount of Preferred Stock Tendered[2]
$
     The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the offer. Holders who wish to tender their Preferred Stock must complete this letter of transmittal in its entirety.
☐	CHECK HERE IF SHARES OF TENDERED PREFERRED STOCK ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF SHARES OF TENDERED PREFERRED STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

[1]	Need not be completed by book-entry eligible holders. Such eligible holders should check the appropriate box below and provide the requested information.

[2]	Each share of Preferred Stock has a liquidation preference equal to $1,000.
     If the space provided above is inadequate, list the information requested above on a separate signed schedule and attach that schedule to this letter of transmittal.

Description of Series 2008D-V Preferred Stock Tendered

Name and Address of Registered
Holder or Name of DTC
Participant (fill in, if blank)	Certificate or Registration Number(s) [1]	Amount of Preferred Stock Tendered[2]
$
     The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the offer. Holders who wish to tender their Preferred Stock must complete this letter of transmittal in its entirety.
☐	CHECK HERE IF SHARES OF TENDERED PREFERRED STOCK ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF SHARES OF TENDERED PREFERRED STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

Description of Series 2008D-NV Preferred Stock Tendered

Name and Address of Registered
Holder or Name of DTC
Participant (fill in, if blank)	Certificate or Registration Number(s) [1]	Amount of Preferred Stock Tendered[2]
$
     The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the offer. Holders who wish to tender their Preferred Stock must complete this letter of transmittal in its entirety.
☐	CHECK HERE IF SHARES OF TENDERED PREFERRED STOCK ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF SHARES OF TENDERED PREFERRED STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

[1]	Need not be completed by book-entry eligible holders. Such eligible holders should check the appropriate box below and provide the requested information.

[2]	Each share of Preferred Stock has a liquidation preference equal to $1,000.
     If the space provided above is inadequate, list the information requested above on a separate signed schedule and attach that schedule to this letter of transmittal.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
     Ladies and Gentlemen:
     The undersigned hereby acknowledges receipt of the Offer to Exchange, dated August 20, 2009 (the “Offer to Exchange”), of The South Financial Group, Inc., a South Carolina corporation (the “Company” or “TSFG”), and this Letter of Transmittal (the “Letter of Transmittal”), which together describe the Company’s offer (the “Exchange Offer”) to exchange shares of the Company’s common stock, par value $1.00 per share (the “common stock”), for any and all validly tendered and accepted shares of our outstanding 10% Mandatory Convertible Non-Cumulative Preferred Stock, Series 2008ND-V, 10% Mandatory Convertible Non-Cumulative Preferred Stock, Series 2008ND-NV, 10% Mandatory Convertible Non-Cumulative Preferred Stock, Series 2008D-V and 10% Mandatory Convertible Non-Cumulative Preferred Stock, Series 2008D-NV (the “Preferred Stock”).
     As of August 17, 2009, there were 170,434,029 shares of our common stock issued and outstanding out of a total of 200,000,000 authorized by our Amended and Restated Articles of Incorporation. The maximum number of shares of common stock issuable in this Exchange Offer is 23,054,818, which together with the current outstanding shares of common stock and the shares that have been previously reserved for issuance pursuant to various employee benefit plans and the warrant issued to the U.S. Treasury in connection with our participation in the Capital Purchase Program, among other transactions, would exceed the number of shares we are currently authorized to issue. On September 11, 2009, we are holding a special meeting of shareholders to seek, among other things, the approval of an amendment to our Amended and Restated Articles of Incorporation to increase the number of shares of common stock authorized thereunder from 200,000,000 to 325,000,000 by two-thirds of the votes entitled to be cast thereon (the “Shareholder Approval”). If we fail to obtain this Shareholder Approval, we will not have sufficient shares to complete the Exchange Offer and we will not be able to complete the Exchange Offer.
     The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term “Expiration Date” shall mean the latest date to which the Exchange Offer is extended. The Company shall give notice of any extension by giving written notice to the Exchange Agent and by making a public announcement by press release prior to 9:00 a.m., New York City time, on the next business day following the previously scheduled expiration date. The term “business day” shall mean any day that is not a Saturday, Sunday or a day on which banks in New York or South Carolina are authorized by law or executive order to be closed.
     Upon the terms and subject to the conditions of the offer, the undersigned hereby tenders to TSFG the above-described stated amount of Preferred Stock. Subject to and effective upon the acceptance for exchange of, and exchange of, Preferred Stock tendered herewith, the undersigned hereby (1) irrevocably tenders, sells, assigns and transfers to TSFG all right, title and interest in and to all such Preferred Stock as are being tendered herewith and (2) irrevocably appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of TSFG with respect to the tendered Preferred Stock with full power coupled with an interest) to (a) deliver certificates representing the Preferred Stock, and/or transfer ownership of the Preferred Stock on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to or upon TSFG’s order, (b) present the Preferred Stock for transfer on the relevant security register, (c) receive all benefits or otherwise exercise all rights of beneficial ownership of the Preferred Stock, all in accordance with the terms of the offer and (d) deliver, in book-entry form, the shares of common stock issuable upon acceptance of Preferred Stock tendered hereby, together with any Preferred Stock not accepted in the Exchange Offer, to the DTC account designated herein by the undersigned, all in accordance with the terms and conditions of the offer as described in the Offer to Exchange.
     Subject to applicable regulations of the Securities and Exchange Commission, if, for any reason whatsoever, acceptance for exchange of, or exchange of, any Preferred Stock tendered pursuant to the offer is delayed (whether before or after TSFG’s acceptance for exchange of, or exchange of, Preferred Stock) or TSFG extends the offer or is unable to accept for exchange or exchange the Preferred Stock tendered pursuant to the offer, TSFG may instruct the Exchange Agent to retain tendered Preferred Stock, and those Preferred Stock may not be withdrawn, except to the extent that you are entitled to the withdrawal rights set forth in the Offer to Exchange. If you have tendered Preferred Stock, you may withdraw the Preferred Stock prior to the expiration date by delivering a written notice of withdrawal subject to the limitations and requirements described in “The Exchange Offer—Withdrawal of Tenders” in the Offer to Exchange.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Preferred Stock tendered hereby and to acquire the offer consideration issuable upon the exchange of such tendered Preferred Stock, and that, when the Preferred Stock are accepted for exchange, TSFG will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Preferred Stock tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by TSFG or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Preferred Stock tendered hereby. The undersigned has read the Offer to Exchange and agrees to all of the terms and conditions of the offer.
     The undersigned understands that tenders of Preferred Stock pursuant to any one of the procedures described in the Offer to Exchange under the heading “The Exchange Offer—Procedures for Tendering Shares of Preferred Stock” and in the instructions herein will, upon TSFG’s acceptance for exchange of such tendered Preferred Stock, constitute a binding agreement between the undersigned and TSFG upon the terms and subject to the conditions of the offer.
     The offer is subject to certain conditions described in the section of the Offer to Exchange entitled “The Exchange Offer—Conditions to the Exchange Offer.”
     The undersigned understands that the delivery and surrender of the Preferred Stock is not effective, and the risk of loss of the Preferred Stock does not pass to the Exchange Agent, until receipt by the Exchange Agent of this letter of transmittal (or a manually signed facsimile hereof) properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to TSFG, or receipt of an agent’s message. All questions as to the form of all documents and the validity (including the time of receipt) and acceptance of tenders and withdrawals of Preferred Stock will be determined by TSFG, in its sole discretion, which determination shall be final and binding.
     The name(s) and address(es) of the registered holder(s) of the Preferred Stock tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Preferred Stock. The certificate number(s) and the Preferred Stock that the undersigned wishes to tender should be indicated in the appropriate box(es) above.
     Unless otherwise indicated in the boxes entitled “Special Payment or Issuance Instructions” or “Special Delivery Instructions” in this letter of transmittal, the offer consideration (and any Preferred Stock not tendered or not accepted) will be issued in the name of and delivered to the acting holder of the Preferred Stock or deposited at such holder’s account at DTC, as applicable. If the offer consideration is to be issued to a person other than the person(s) signing this letter of transmittal, or if the offer consideration is to be deposited to an account different from the accounts of the person(s) signing this letter of transmittal, the appropriate boxes of this letter of transmittal should be completed. If Preferred Stock are surrendered by holder(s) that have completed either the box entitled “Special Payment or Issuance Instructions” or “Special Delivery Instructions” in this letter of transmittal, signature(s) on this letter of transmittal must be guaranteed by a Medallion Signature Guarantor (as defined in Instruction 3).
     All authority herein conferred or agreed to be conferred in this letter of transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.
     THE UNDERSIGNED, BY COMPLETING THE BOX(ES) ENTITLED “DESCRIPTION OF PREFERRED STOCK TENDERED” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE PREFERRED STOCK AS SET FORTH IN SUCH BOX(ES).

ACKNOWLEDGEMENT OF REPRESENTATIONS AND WARRANTIES
     The issuance of the common stock in the Offer to Exchange is being made pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), contained in Section 3(a)(9) of the Securities Act, and has not been registered under any other applicable securities laws.
   By signing this letter of transmittal, the undersigned also represents, warrants and acknowledges that:
(i)	it has carefully reviewed the Offer to Exchange; and

(ii)	there are risks incident to the acquisition of the common stock, including, without limitation, those risks which are summarized under “Risk Factors” in the Offer to Exchange.

REGISTERED HOLDERS OF PREFERRED STOCK SIGN HERE

(In addition, complete Form W-9)

PLEASE SIGN HERE	PLEASE SIGN HERE

Authorized Signature of Registered Holder	Authorized Signature of Registered Holder

Date	Date
   Must be signed by registered holder(s) exactly as name(s) appear(s) on the Preferred Stock or on a security position listing as the owner of the Preferred Stock or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. See Instruction 3. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information:

Name:

Title:

Address:

Telephone Number:
Dated:

Taxpayer Identification or Social Security Number

DTC Account to Which Common Stock Should be Delivered

Name:

Title:

Address:

Telephone Number:
Dated:

Taxpayer Identification or Social Security Number

DTC Account to Which Common Stock Should be Delivered

SIGNATURE GUARANTEE
(If required, see Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:		Date:
Authorized Signature

Name of Eligible Institution Guaranteeing Signature:		Address:

Capacity (full title):

Telephone Number:

SPECIAL PAYMENT OR ISSUANCE
INSTRUCTIONS
(See Instructions 3 and 4)
     To be completed ONLY if the offer consideration or any Preferred Stock that is not tendered or not accepted is to be issued in the name of someone other than the undersigned.

     Issue:
         ☐ Common stock to:
         ☐ Preferred Stock to:
         ☐ Check (for cash in lieu of fractional shares) to:

Name(s)

Address

Telephone Number:

Book-Entry Transfer Facility Account:

(Tax Identification or Social Security number)
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)

     To be completed ONLY if the offer consideration or any Preferred Stock that is not tendered or not accepted is to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.
     Send:
         ☐ Common stock to:
         ☐ Preferred Stock to:
         ☐ Check (for cash in lieu of fractional shares) to:

Name(s)

Address

Telephone Number:

(Tax Identification or Social Security number)
`

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer
     1. Delivery of this Letter of Transmittal and Certificates.
     All physically delivered Preferred Stock or confirmation of any book-entry transfer to the Exchange Agent’s account at DTC, as well as a properly completed and duly executed copy of this letter of transmittal (or facsimile thereof), and any other documents required by this letter of transmittal with any required signature guarantees or, in the case of a book-entry transfer, an appropriate agent’s message, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the expiration date. The method of delivery of this letter of transmittal, the Preferred Stock and all other required documents is at the election and risk of the holder. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. Except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent.
     Any beneficial holder whose Preferred Stock are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Preferred Stock in the offer should contact such registered holder promptly and instruct such registered holder to tender on such beneficial holder’s behalf. If such beneficial holder wishes to tender directly, such beneficial holder must, prior to completing and executing this letter of transmittal and tendering Preferred Stock, either make appropriate arrangements to register ownership of the Preferred Stock in such beneficial holder’s own name or obtain a properly completed bond power from the registered holder. Beneficial holders should be aware that the transfer of registered ownership may take considerable time.
     Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.
     TSFG expressly reserves the right, at any time or from time to time, to extend the expiration date by complying with certain conditions set forth in the Offer to Exchange.
     LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO TSFG OR DTC.
     2. Partial Tenders.
     If less than the entire stated amount of Preferred Stock evidenced by a submitted certificate is tendered, the tendering holder should fill in the stated amount tendered in the column entitled “Stated Amount of Preferred Stock Tendered” of the appropriate box above. As soon as practicable after the applicable settlement date, the Exchange Agent will return to any holder who partially tendered Preferred Stock a certificate for the portion of the Preferred Stock that was not tendered or accepted and not exchanged for the offer consideration. All Preferred Stock delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.
     Any Preferred Stock which have been tendered but which are not accepted for exchange will be returned to the holder thereof without cost to such holder promptly after termination in compliance with Rule 14e-1(c) and Rule 13e-4(f) under the Exchange Act.
     3. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.
     If this letter of transmittal is signed by the registered holder(s) of the Preferred Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this letter of transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Preferred Stock.

     If any of the Preferred Stock tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.
     If a number of Preferred Stock registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this letter of transmittal as there are different registrations of Preferred Stock.
     Signatures on all letters of transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program (a “Medallion Signature Guarantor”), unless the Preferred Stock tendered thereby are tendered (i) by an holder of Preferred Stock (or by a participant in DTC whose name appears on a security position listing as the owner of such Preferred Stock) who has not completed either the box entitled “Special Payment or Issuance Instructions” or the box entitled “Special Delivery Instructions” on this letter of transmittal or (ii) for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an “Eligible Institution”). If the Preferred Stock are registered in the name of a person other than the signer of the letter of transmittal or if Preferred Stock not accepted for purchase or not tendered are to be returned to a person other than the holder, then the signatures on the letters of transmittal accompanying the tendered Preferred Stock must be guaranteed by a Medallion Signature Guarantor as described above.
     If this letter of transmittal is signed by the registered holder or holders of Preferred Stock (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security listing as the owner of the Preferred Stock) listed and tendered hereby, no endorsements of the tendered Preferred Stock or separate written instruments of transfer or exchange are required. In any other case, the registered holder (or acting holder) must either properly endorse the Preferred Stock or transmit properly completed bond powers with this letter of transmittal (in either case executed exactly as the name(s) of the registered holder(s) appear(s) on the Preferred Stock, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Preferred Stock, exactly as the name of the participant appears on such security position listing), with the signature on the Preferred Stock or bond power guaranteed by a Medallion Signature Guarantor (except where the Preferred Stock are tendered for the account of an Eligible Institution).
     If Preferred Stock are to be tendered by any person other than the person in whose name the Preferred Stock are registered, the Preferred Stock must be endorsed or accompanied by an appropriate written instrument or instruments of transfer executed exactly as the name or names of the holder or holders appear on the Preferred Stock, with the signature(s) on the Preferred Stock or instruments of transfer guaranteed as provided above, and this letter of transmittal must be executed and delivered either by the holder or holders, or by the tendering person pursuant to a valid proxy signed by the holder or holders, which signature must, in either case, be guaranteed as provided above.
     4. Special Issuance, Delivery and Payment Instructions.
     Tendering holders should indicate, in the applicable box, the account at DTC in which the offer consideration is to be issued and deposited, if different from the accounts of the person signing this letter of transmittal.
     Tendering holders should indicate, in the applicable box, the name and address in which Preferred Stock for stated amounts not tendered or not accepted for exchange are to be issued and delivered, if different from the name and address of the person signing this letter of transmittal.
     In the case of issuance or payment in a different name, the taxpayer identification number or social security number of the person named must also be indicated and the tendering holder should complete the applicable box.
     If no instructions are given, the offer consideration (and any Preferred Stock not tendered or not accepted) will be issued in the name of and delivered to the acting holder of the Preferred Stock or deposited at such holder’s account at DTC, as applicable.

     5. Transfer Taxes.
     Holders who tender their shares of Preferred Stock for exchange generally should not be obligated to pay any transfer taxes. If, however, transfer taxes do apply to the Exchange Offer, then the amount of any transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from them is not submitted with the letter of transmittal, the amount of such transfer taxes will be billed directly to the tendering holder.
     6. Waiver of Conditions.
     TSFG reserves the absolute right to waive, in whole or in part, any of the specified conditions to the offer set forth in the Offer to Exchange.
     7. Mutilated, Lost, Stolen or Destroyed Preferred Stock.
     Any holder whose Preferred Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address and telephone number indicated above for further instructions.
     8. Requests for Assistance or Additional Copies.
     Questions and requests for assistance relating to the Offer to Exchange, this letter of transmittal and other related documents and relating to the procedure for tendering may be directed to the Exchange Agent at the address and telephone number set forth above.
     Questions and requests for assistance or for additional copies of the Offer to Exchange may be directed to the Information Agent at the address and telephone number set forth above.
     9. Validity and Form.
     All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tendered Preferred Stock pursuant to any of the instructions in this letter of transmittal, and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by TSFG in its sole discretion, which determination will be final and binding. TSFG reserves the absolute right to reject any or all tenders of any Preferred Stock determined by TSFG not to be in proper form, or if the acceptance or exchange of such Preferred Stock may, in the opinion of counsel for TSFG, be unlawful. TSFG also reserves the absolute right to waive any conditions to any offer that TSFG is legally permitted to waive.
     Tender of Preferred Stock will not be deemed to have been validly made until all defects or irregularities in such tender have been cured or waived. All questions as to the form and validity (including time of receipt) of any delivery will be determined by TSFG in its sole discretion, which determination shall be final and binding. None of TSFG, the Exchange Agent, the Information Agent or any other person or entity is under any duty to give notification of any defects or irregularities in any tender or withdrawal of any Preferred Stock, or will incur any liability for failure to give any such notification. Holders should send all materials to the Exchange Agent and not to TSFG, the Information Agent or any dealer manager.
     10. Guarantee of Late Delivery
     Shareholders who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their shares of Preferred Stock pursuant to the guaranteed delivery procedure described in the Offer to Exchange in the section entitled “The Exchange Offer—Procedures for Tendering Shares of Preferred Stock.” Pursuant to such procedure: (a) such tender must be made by DTC; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, must be received by the Exchange Agent prior to the expiration date; and (c) a book-entry confirmation together with an agent’s message are received by the Exchange Agent within three trading days after the date of execution of the notice of guaranteed delivery.

     11. Important Tax Information.
     Under current U.S. federal income tax law, the Exchange Agent (as payor) may be required to withhold a portion of any payments made to certain holders (or other payees) pursuant to the offer and other transactions described in the Offer to Exchange. To avoid such backup withholding, each tendering U.S. holder or other U.S. payee must provide the Exchange Agent with its correct taxpayer identification number (“TIN”) or Employer Identification Number (“EIN”) and certify that it is not subject to backup withholding and that the TIN or EIN provided is correct (or that the holder has applied for a TIN/EIN) by completing Form W-9 of the Internal Revenue Service (the “IRS”), or otherwise establish an exemption from the backup withholding rules. In general, for an individual, the TIN is such individual’s social security number. Furthermore, certain penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner. If an exemption from backup withholding is not established, any reportable payments will be subject to backup withholding at the applicable rate, currently 28%. Such reportable payments generally will be subject to information reporting, even if an exemption from backup withholding is established. If a U.S. holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. holder should write “Applied For” in the space provided for the TIN in Part I of Form W-9, sign and date the Form W-9. If “Applied For” is written in Part I and the Exchange Agent is not provided with a TIN prior to the date of payment, the Exchange Agent will withhold 28% of any reportable payments made to the U.S. holder. For further information concerning backup withholding and instructions for completing Form W-9 (including how to obtain a TIN if you do not have one and how to complete Form W-9 if the Preferred Stock are held in more than one name), consult the instructions in Form W-9. All IRS forms mentioned herein may be obtained on the IRS website at www.irs.gov.
     Certain holders (including, among others, all corporations and certain non-U.S. holders) are not subject to these backup withholding and reporting requirements. Exempt U.S. holders should indicate their exempt status on Form W-9. To satisfy the Exchange Agent that a non-U.S. holder qualifies as an exempt recipient, such person must submit a Form W-8BEN (or other applicable form), signed under penalties of perjury, attesting to that holder’s non-U.S. status. A Form W-8BEN (or other applicable form) can be obtained from the Exchange Agent. Holders should consult their tax advisors as to any qualification for exemption from backup withholding, and the procedure for obtaining the exemption.
     A holder’s failure to complete Form W-9, Form W-8BEN or other appropriate form will not, by itself, cause such holder’s Preferred Stock to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion (currently 28%) of any payments made to such holder pursuant to the offer and other transactions described in the Offer to Exchange. Backup withholding is not an additional U.S. federal income tax. Rather, the amount of U.S. federal income tax withheld should generally be creditable against the U.S. federal income tax liability of a holder subject to backup withholding. If backup withholding results in an overpayment of U.S. federal income tax, a refund generally may be obtained provided that the required information is timely furnished to the IRS.
     NOTE: FAILURE TO COMPLETE AND RETURN FORM W-9 (OR THE APPLICABLE FORM W-8) MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND OTHER TRANSACTIONS DESCRIBED IN THE OFFER TO EXCHANGE. PLEASE REVIEW FORM W-9 AND THE INSTRUCTIONS CONTAINED IN THIS LETTER OF TRANSMITTAL FOR ADDITIONAL DETAILS OR CONTACT THE EXCHANGE AGENT FOR THE APPLICABLE FORM W-8.
     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF TOGETHER WITH PREFERRED STOCK OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership
☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ► . . . . . . .
☐ Other (see instructions)►	☐	Exempt payee

Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)
City, state, and ZIP code

List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.
Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number

or

Employer identification number

Part II	Certification

Under penalties of perjury, I certify that:
1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).
Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign	Signature of
Here	U.S. person ►	Date ►

General Instructions
Section references are to the Internal Revenue Code unless otherwise noted.
Purpose of Form
A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.
     Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:
     1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
     2. Certify that you are not subject to backup withholding, or
     3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.
Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.
Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:
• An individual who is a U.S. citizen or U.S. resident alien,
• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
• An estate (other than a foreign estate), or
• A domestic trust (as defined in Regulations section
301.7701-7).
Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form
W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.
     The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:
• The U.S. owner of a disregarded entity and not the entity,

Cat. No. 10231X	Form W-9 (Rev. 10-2007)

Form W-9 (Rev. 10-2007)	Page 2

• The U.S. grantor or other owner of a grantor trust and not the trust, and
• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.
Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).
Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.
     If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:
     1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
     2. The treaty article addressing the income.
     3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
     4. The type and amount of income that qualifies for the exemption from tax.
     5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.
     Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.
     If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.
What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.
     You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.
Payments you receive will be subject to backup withholding if:
     1. You do not furnish your TIN to the requester,
     2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),
     3. The IRS tells the requester that you furnished an incorrect TIN,
     4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
     5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).
     Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.
     Also see Special rules for partnerships on page 1.
Penalties
Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.
Specific Instructions
Name
If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.
     If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.
Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.
Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.
     For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.
     For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.
Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.
Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).
Exempt Payee
If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Form W-9 (Rev. 10-2007)	Page 3

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.
     The following payees are exempt from backup withholding:
     1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),
     2. The United States or any of its agencies or instrumentalities,
     3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,
     4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or
     5. An international organization or any of its agencies or instrumentalities.
     Other payees that may be exempt from backup withholding include:
     6. A corporation,
     7. A foreign central bank of issue,
     8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,
     9. A futures commission merchant registered with the Commodity Futures Trading Commission,
     10. A real estate investment trust,
     11. An entity registered at all times during the tax year under the Investment Company Act of 1940,
     12. A common trust fund operated by a bank under section 584(a),
     13. A financial institution,
     14. A middleman known in the investment community as a nominee or custodian, or
     15. A trust exempt from tax under section 664 or described in section 4947.
     The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt
for . . .

Interest and dividend payments	All exempt payees except for 9

Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt payees 1 through 5

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 7[2]

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.
2 However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.
Part I. Taxpayer Identification
Number (TIN)
Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.
     If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.
     If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.
Note. See the chart on page 4 for further clarification of name and TIN combinations.
How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).
     If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.
Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.
Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.
Part II. Certification
To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.
     For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.
Signature requirements. Complete the certification as indicated in 1 through 5 below.
     1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.
     2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

Form W-9 (Rev. 10-2007)	Page 4

     3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.
     4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).
     5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
For this type of account:		Give name and SSN of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor(Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]

For this type of account:		Give name and EIN of:

6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	Legal entity [4]
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
2 Circle the minor’s name and furnish the minor’s SSN.
3 You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.
Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.
Secure Your Tax Records from Identity Theft
Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.
     To reduce your risk:
• Protect your SSN,
• Ensure your employer is protecting your SSN, and
• Be careful when choosing a tax preparer.
     Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.
     Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.
Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.
     The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.
     If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).
     Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice
Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.
     You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

ANNEX A
NOTICE OF GUARANTEED DELIVERY
FOR EXCHANGE OF SHARES OF
10% MANDATORY CONVERTIBLE NON-CUMULATIVE PREFERRED STOCK, SERIES 2008ND-V
(CUSIP NO. 837841204)
10% MANDATORY CONVERTIBLE NON-CUMULATIVE PREFERRED STOCK, SERIES 2008ND-NV
(CUSIP NO. 837841303)
10% MANDATORY CONVERTIBLE NON-CUMULATIVE PREFERRED STOCK, SERIES 2008D-V
(CUSIP NO. 837841402)
10% MANDATORY CONVERTIBLE NON-CUMULATIVE PREFERRED STOCK, SERIES 2008D-NV
(CUSIP NO. 837841501)
OF
THE SOUTH FINANCIAL GROUP, INC.
PURSUANT TO THE OFFER TO EXCHANGE
DATED AUGUST 20, 2009

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
NEW YORK CITY TIME, ON SEPTEMBER 18, 2009, UNLESS THE OFFER IS EXTENDED.

          This Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to accept the Offer (as defined below) if the procedure for book-entry transfer cannot be completed on a timely basis prior to the Expiration Date (as defined in the Offer to Exchange). This form may be transmitted by manually signed facsimile transmission or mailed to Registrar & Transfer Company (the “Exchange Agent”).
The Exchange Agent for the Offer is:
Registrar & Transfer Company

By Mail:	By Overnight Courier:	By Manually Signed Facsimile
Registrar and Transfer Company	Registrar and Transfer Company	Transmission:
ATTN: Reorg/Exchange Department	ATTN: Reorg/Exchange Department	(for Eligible Institutions only)
PO Box 645	10 Commerce Drive	(908) 497-2311
Cranford, NJ 07016	Cranford, NJ 07016	Confirm Facsimile By Telephone:
(800) 368-5948
Delivery of this Notice of Guaranteed Delivery to an address other than the one set forth above or transmission of instructions via facsimile to a number other than the facsimile number set forth above will not constitute a valid delivery to the Exchange Agent.

The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.
THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED.
Ladies and Gentlemen:
          The undersigned represents that the undersigned owns and hereby tenders to The South Financial Group, Inc., a South Carolina corporation (the “Company”), upon the terms and subject to the conditions set forth in the Offer to Exchange, dated August 20, 2009 (the “Offer to Exchange”), and the related letter of transmittal and instructions thereto (which, as they may be amended or supplemented from time to time, together constitute the “Offer”), receipt of which is hereby acknowledged, the number of shares of 10% Mandatory Convertible Non-Cumulative Preferred Stock, Series 2008ND-V, 10% Mandatory Convertible Non-Cumulative Preferred Stock, Series 2008ND-NV, 10% Mandatory Convertible Non-Cumulative Preferred Stock, Series 2008D-V and 10% Mandatory Convertible Non-Cumulative Preferred Stock, Series 2008D-NV, set forth below, all pursuant to the guaranteed delivery procedures set forth in the Offer to Exchange.

Number of Shares:

Account Number:

Dated:	, 2009

Name(s) of Record Holder(s):

(Please Type or Print)

Address(es):

Zip Code:

GUARANTEE
(Not to be used for signature guarantee)
          The undersigned, a firm that is a participant in the Securities Transfer Agents Medallion Program, or an “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended), hereby guarantees to deliver to the Exchange Agent shares of The South Financial Group, Inc. 10% Mandatory Convertible Non-Cumulative Preferred Stock, Series 2008ND-V, 10% Mandatory Convertible Non-Cumulative Preferred Stock, Series 2008ND-NV, 10% Mandatory Convertible Non-Cumulative Preferred Stock, Series 2008D-V and 10% Mandatory Convertible Non-Cumulative Preferred Stock, Series 2008D-NV pursuant to the procedure for book-entry transfer into the Exchange Agent’s account at The Depository Trust Company (“DTC”) with an agent’s message, all within three trading days after the date hereof.
          The eligible guarantor institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the letter of transmittal to the Exchange Agent within the time period indicated herein. Failure to do so may result in financial loss to such eligible guarantor institution.

Name of Firm:

Authorized Signature:

Name:

(Please Print or Type)

Title:

Address:

Zip Code:

Area Code and Telephone Number(s):

Dated:	, 2009

The exchange agent for the Exchange Offer is:
Registrar and Transfer Company

By Mail:	By Overnight Courier:	By Manually Signed Facsimile Transmission:
Registrar and Transfer Company	Registrar and Transfer Company	(for Eligible Institutions only)
ATTN: Reorg/Exchange Department	ATTN: Reorg/Exchange Department	(908) 497-2311
PO Box 645	10 Commerce Drive	Confirm Facsimile By Telephone:
Cranford, NJ 07016	Cranford, NJ 07016	(800) 368-5948
     Additional copies of this Offer to Exchange, the letter of transmittal or other tender offer materials may be obtained from the Information Agent or the Exchange Agent and will be furnished at our expense. Questions and requests for assistance or additional copies hereof or the letter of transmittal should be directed to the Information Agent or the Exchange Agent.
The information agent for the Exchange Offer is:
The Altman Group
Toll free: (800) 254-9280